Exhibit 99.1


                                                                  Execution Copy


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                                   CharterMac
                          (a Delaware statutory trust)



        4.40% Cumulative Perpetual Convertible Community Reinvestment Act
                          Preferred Shares, Series A-1




                                AGENCY AGREEMENT





Dated:  June 3, 2005


================================================================================


                                                 Table of Contents
                                                                                                               Page

 SECTION 1.         Appointment as Agent..........................................................................2

         (a)        Appointment...................................................................................2
         (b)        Sale of CRA Preferred Shares..................................................................2
         (c)        Solicitations as Agent........................................................................2
         (d)        Reliance......................................................................................3

 SECTION 2.         Representations and Warranties................................................................3

         (a)        Representations and Warranties of the Company.................................................3
                     (i)       Due Creation, Good Standing and Due Qualification..................................3
                     (ii)      Subsidiary Due Organization, Good Standing and Due Qualification...................3
                     (iii)     Final Offering Memorandum..........................................................4
                     (iv)      Incorporated Documents.............................................................4
                     (v)       Distribution of Offering Materials by the Company..................................4
                     (vi)      Independent Accountants............................................................4
                     (vii)     Financial Statements...............................................................4
                     (viii)    No Material Adverse Change in Business.............................................4
                     (ix)      Authorization of Agreement.........................................................5
                     (x)       Absence of Defaults and Conflicts..................................................5
                     (xi)      Absence of Employees...............................................................6
                     (xii)     Absence of Proceedings.............................................................6
                     (xiii)    Possession of Licenses and Permits.................................................6
                     (xiv)     Title to Property..................................................................6
                     (xv)      Environmental Laws.................................................................7
                     (xvi)     Absence of Further Requirements....................................................7
                     (xvii)    Investment Company Act.............................................................7
                     (xviii)   Capitalization.....................................................................7
                     (xix)     Preemptive and Similar Rights......................................................8
                     (xx)      Authorization of the CRA Preferred Shares and the Underlying Securities............8
                     (xxi)     Authorization of the Trust Agreement...............................................8
                     (xxii)    Description of Trust Agreement, Securities and Certificates........................9
                     (xxiii)   Limitation of Personal Liability...................................................9
                     (xxiv)    Qualified Investment...............................................................9
                     (xxv)     Similar Offerings..................................................................9
                     (xxvi)    No General Solicitation............................................................9
                     (xxvii)   No Registration Required..........................................................10
                     (xxviii)  Partnership Status................................................................10
                     (xxix)    Maintenance of Controls and Procedures............................................10
         (b)        Officer's Certificates.......................................................................10
         (c)        Representations and Warranties of the Placement Agent........................................10
                     (i)       Solicitation of Accredited Investors..............................................10
                     (ii)      Solicitation Materials Furnished or Approved by the Company.......................11




                     (iii)     Placement Agent's Registration and Licenses.......................................11
                     (iv)      Authorization, Execution and Delivery of Agency Agreement.........................11
                     (v)       Accuracy of Subscription Agreement................................................11

 SECTION 3.         Sale and Delivery of CRA Preferred Shares; Closing...........................................11

         (a)        Closing Time.................................................................................11
         (b)        Denominations; Registration..................................................................11
         (c)        Payment and Delivery.........................................................................12

 SECTION 4.         Covenants of the Company.....................................................................12

         (a)        Offering Memorandum..........................................................................12
         (b)        Notice of Certain Events.....................................................................12
         (c)        Amendment to Offering Memorandum and Supplements.............................................12
         (d)        Delivery of Interim Financial Statements.....................................................13
         (e)        Use of Proceeds..............................................................................13
         (f)        Qualification of CRA Preferred Shares for Offer and Sale.....................................13
         (g)        Delivery of Reports and Information..........................................................13
         (h)        Delivery of Annual Report....................................................................13
         (i)        Prohibition on Stabilization.................................................................14
         (j)        Partnership Taxation.........................................................................14
         (k)        Reservation of Underlying Securities.........................................................14
         (l)        Maintenance of Common Shares Listing.........................................................14

 SECTION 5.         Payment of Expenses..........................................................................14

         (a)        Expenses.....................................................................................14
         (b)        Termination of Agreement.....................................................................14

 SECTION 6.         Conditions of Placement Agent's Obligations..................................................14

         (a)        Opinion of Paul, Hastings, Janofsky & Walker LLP.............................................15
         (b)        Opinion of Goulston & Storrs, P.C............................................................15
         (c)        Opinion of Greenberg Traurig, LLP............................................................15
         (d)        Opinion of Richards, Layton & Finger, P.A....................................................15
         (e)        Opinion of Counsel for Placement Agent.......................................................15
         (f)        Officers' Certificate........................................................................15
         (g)        Accountants' Comfort Letter..................................................................16
         (h)        Bring-down Comfort Letter....................................................................16
         (i)        Additional Documents.........................................................................16
         (j)        Termination of Agreement.....................................................................16

 SECTION 7.         Indemnification and Contribution.............................................................16

         (a)        Indemnification of the Placement Agent.......................................................16
         (b)        Indemnification of the Company...............................................................17
         (c)        Contribution.................................................................................19

 SECTION 8.         Representations, Warranties and Agreements to Survive Delivery...............................20


 SECTION 9.         Termination of Agreement.....................................................................20




         (a)        Termination; General.........................................................................20
         (b)        Liabilities..................................................................................20

 SECTION 10.        Notices......................................................................................20


 SECTION 11.        Parties......................................................................................20


 SECTION 12.        GOVERNING LAW AND TIME.......................................................................21


 SECTION 13.        Submission to Jurisdiction...................................................................21


 SECTION 14.        Successors and Assigns.......................................................................21


 SECTION 15.        Effect of Headings...........................................................................21

SCHEDULE

                  Schedule A -  Pricing Information


EXHIBITS

                  Exhibit A - Form of Opinion of Paul, Hastings, Janofsky & Walker LLP
                  Exhibit B - Form of Opinion of Goulston & Storrs, P.C.
                  Exhibit C - Form of Opinion of Greenberg Traurig, LLP
                  Exhibit D - Form of Opinion of Richards, Layton & Finger, P.A.

                                   CharterMac
                          (a Delaware statutory trust)

        4.40% Cumulative Perpetual Convertible Community Reinvestment Act
                          Preferred Shares, Series A-1

                                AGENCY AGREEMENT

                                                                    June 3, 2005

Meridian Investments, Inc.
1266 Furnace Brook Parkway, 4th Floor
Quincy, MA  02169

Ladies and Gentlemen:

         CharterMac, a Delaware statutory trust (the "Company"), confirms its agreement with Meridian Investments, Inc. (the "Placement Agent") with respect to the issue and sale by the Company of shares of the Company's 4.40% Cumulative Perpetual Convertible Community Reinvestment Act Preferred Shares, Series A-1 (the "CRA Preferred Shares"). This Agreement provides for the sale of CRA Preferred Shares by the Company directly to investors whose offer to purchase CRA Preferred Shares has been solicited by the Placement Agent as an agent of the Company. Each prospective investor subscribing to purchase CRA Preferred Shares will be required to deliver a completed purchaser subscription agreement and qualification statement to the Company through the Placement Agent (a "Subscription Agreement") in the form provided by the Placement Agent.

         The CRA Preferred Shares are to be offered and sold by the Company without being registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon the exemption afforded by Section 4(2) of the 1933 Act and Regulation D thereunder. Pursuant to the terms of the CRA Preferred Shares, investors that acquire CRA Preferred Shares may only resell or otherwise transfer such CRA Preferred Shares if such CRA Preferred Shares are hereafter registered under the 1933 Act or if an exemption from the registration requirements of the 1933 Act is available.

         The Company has prepared and delivered to the Placement Agent copies of the preliminary offering memorandum, dated June 3, 2005 (the "Preliminary Offering Memorandum") and has prepared and will deliver to the Placement Agent, before the Closing Time, copies of a final offering memorandum in form and substance reasonably approved by the Placement Agent (the "Final Offering Memorandum"), each for use by the Placement Agent in connection with its solicitation of purchases of, or offering of, the CRA Preferred Shares. "Offering Memorandum" means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether a Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to any such document reasonably approved by the Placement Agent), which has been prepared by the Company and delivered to the Placement Agent in connection with its solicitation of purchases of, or offering of, the CRA Preferred Shares. The terms "Preliminary Offering Memorandum", "Final Offering

Memorandum" and "Offering Memorandum" shall include any and all exhibits thereto and documents incorporated by reference therein.

         All references in this Agreement to financial statements and schedules and other information which is "contained", "included" or "stated", or words of similar import, in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Offering Memorandum.

         SECTION 1. Appointment as Agent.

         (a) Appointment. Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell CRA Preferred Shares directly on its own behalf, the Company hereby appoints the Placement Agent as its non-exclusive agent during the offering period herein specified (the "Offering Period") for the purpose of finding purchasers of its CRA Preferred Shares to be offered for its account and risk. The Offering Period shall commence on June 3, 2005 and shall continue until not later than the close of business on August 1, 2005 (unless extended to a date that the Placement Agent and the Company shall mutually agree). The Placement Agent agrees that it will use its best efforts to solicit offers for the purchase of CRA Preferred Shares during the Offering Period. The Placement Agent is not authorized to appoint sub-agents with respect to the CRA Preferred Shares sold through it as agent. The Company reserves the right, in its sole discretion, to suspend solicitation of offers for the purchase of CRA Preferred Shares through the Placement Agent, as an agent of the Company, commencing at any time for any period of time or permanently. As soon as practicable after receipt of instructions from the Company, the Placement Agent will suspend solicitation of offers for the purchase of CRA Preferred Shares from the Company until such time as the Company has advised the Placement Agent that such solicitation may be resumed.

         (b) Sale of CRA Preferred Shares. The Company shall not sell or approve the solicitation of offers for the purchase of CRA Preferred Shares in excess of the number of shares authorized in its Trust Agreement (as defined herein) and approved by its Board of Trustees (or a duly authorized committee thereof). The Placement Agent shall have no responsibility for maintaining records with respect to the aggregate amount of securities sold, or for otherwise monitoring the availability of securities for sale.

         (c) Solicitations as Agent. The Placement Agent will communicate to the Company, in writing, each offer for the purchase of CRA Preferred Shares solicited by it on an agency basis. The Company may accept or reject any offer for the purchase of CRA Preferred Shares, in whole or in part. The Placement
Agent shall make reasonable efforts to assist the Company in obtaining performance by each prospective investor whose offer to purchase CRA Preferred Shares has been solicited by it on an agency basis and accepted by the Company. The Placement Agent shall not have any liability to the Company in the event that any such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver CRA Preferred Shares to any prospective investor whose offer to purchase CRA Preferred Shares has been solicited by the Placement Agent on an agency basis and accepted by the Company, the Company shall (i) hold the Placement Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) pay to the Placement Agent any commission to which it would otherwise be entitled absent such default.

         (d) Reliance. The Company and the Placement Agent agree that any CRA Preferred Shares the placement of which the Placement Agent arranges as an agent of the Company shall be placed by the Placement Agent, in reliance on the representations, warranties, covenants and agreements of the Company contained herein and on the terms and conditions and in the manner provided herein.

         SECTION 2. Representations and Warranties.

         (a) Representations and Warranties of the Company. The Company represents and warrants to the Placement Agent as of the date hereof, as of the date of each acceptance by the Company of an offer for the purchase of CRA Preferred Shares and as of the Closing Time (as defined in Section 3(a) hereof), and agrees with the Placement Agent, as follows:

                  (i) Due Creation, Good Standing and Due Qualification. The Company has been duly created and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, and under its trust agreement, as amended (the "Trust Agreement"), resolutions of the board of trustees of the Company (or a duly authorized committee thereof) and the Delaware Statutory Trust Act (the "Trust Act"), has full trust power and authority to own, lease and operate its properties and conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under, or as contemplated under, this Agreement; and the Company is duly qualified as a statutory trust to transact business as a foreign entity and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a material adverse change in the financial condition, earnings, investment portfolio, business affairs or business prospects of the Company and its Subsidiaries (as defined herein) considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect").

                  (ii)  Subsidiary  Due  Organization,  Good  Standing  and  Due
         Qualification. Each of the Company's subsidiaries (the "Subsidiaries") has been duly created and is validly existing and is in good standing under the laws of the state of its creation, and under its respective organizational document and relevant state law, has full power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum; each of the Subsidiaries is duly qualified to transact business as a foreign entity and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Final Offering Memorandum, all of the issued and outstanding equity interests of each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable interests in the assets of such Subsidiary that are owned by the Company, directly or through other Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding equity interests of the Subsidiaries were issued in violation of any preemptive right, resale right, right of first refusal or other similar right.

                  (iii) Final Offering Memorandum. The Final Offering Memorandum will not, at its date of issuance and at the Closing Time, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to statements in or omissions from the Final Offering Memorandum made in reliance upon and in conformity with information furnished to the Company in writing by the Placement Agent expressly for use in the Final Offering Memorandum.

                  (iv) Incorporated Documents. The documents incorporated by reference complied and the documents deemed to be incorporated by reference in the Offering Memorandum will comply, each at the time they were or hereafter are filed with the Securities and Exchange Commission (the "Commission"), in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and did not and will not, as applicable, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (v) Distribution of Offering Materials by the Company. The Company has not distributed any offering material in connection with the offering or sale of the CRA Preferred Shares other than the Subscription Agreement, the Offering Memorandum or any other materials, if any, permitted by the 1933 Act and approved in writing by the Placement Agent.

                  (vi) Independent Accountants. Deloitte & Touche LLP, whose reports on (i) the consolidated financial statements of the Company and its Subsidiaries and (ii) internal controls over financial reporting are filed with the Commission as part of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, are independent public accountants as required by the 1933 Act and the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations").

                  (vii) Financial Statements. The financial statements of the Company included in the Offering Memorandum, together with the notes thereto, present fairly the consolidated financial position of the Company and its Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and its Subsidiaries for the periods specified therein; and such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and have been prepared in conformity with the 1933 Act and the 1933 Act Regulations.

                  (viii) No Material Adverse Change in Business. Subsequent to the respective dates as of which information is given in the Offering Memorandum, except as otherwise stated therein, there has not been (i) any change resulting in a Material Adverse Effect,

         (ii) any transaction which is material to the Company or its Subsidiaries, except transactions in the ordinary course of business,
         (iii) any obligation, direct or contingent, which is material to the Company and its Subsidiaries taken as a whole, incurred by the Company or its Subsidiaries, except obligations incurred in the ordinary course of business, (iv) any change in the beneficial interests in or outstanding indebtedness of the Company or its Subsidiaries, except changes in the ordinary course of business or (v) except for regular quarterly dividends on the beneficial interests in the Company or its Subsidiaries, in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made on the beneficial interests in the Company or its Subsidiaries; and neither the Company nor its Subsidiaries has any material contingent obligation which is not disclosed in the Final Offering Memorandum.

                  (ix) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally or by general principles of equity; it being further understood that no representation or warranty is being made as to the enforceability of the indemnification or contribution provisions contained herein.

                  (x) Absence of Defaults and Conflicts. The Company is not in violation of its Trust Agreement, none of the Company's Subsidiaries are in violation of their respective trust agreements or other organizational documents and neither the Company nor any of its Subsidiaries are in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them may be bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject (collectively, "Agreements and Instruments"), except for such violations or defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated herein or in the Offering Memorandum, the consummation of the transactions contemplated herein and in the Offering Memorandum (including the issuance and sale of the CRA Preferred Shares and the use of the proceeds from the sale of the CRA Preferred Shares as described in the Final Offering Memorandum under the caption "Use of Proceeds") and the compliance by the Company with its obligations hereunder have been duly authorized by all necessary trust action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, the Agreements and Instruments, nor will such action result in any violation of the provisions of the Company's Trust Agreement or the respective trust agreement or other organizational document of any of the Company's Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their property or assets; it being understood that the term "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Subsidiaries.

                  (xi) Absence of Employees. Other than employees of CharterMac Mortgage Capital Corp. and Related Capital Company LLC ("Related Capital"), neither the Company nor its other Subsidiaries has any employees, although the Company does have officers who are officers and/or employees of Related Capital as described in the Offering Memorandum.

                  (xii) Absence of Proceedings. Except as set forth in the Offering Memorandum, there is no action, suit, claim, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its Subsidiaries which, singly or in the aggregate, would result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the property or assets of the Company or any of its Subsidiaries or the consummation of the transactions contemplated herein or the performance by the Company of its obligations hereunder.

                  (xiii) Possession of Licenses and Permits. The Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the businesses now operated by them; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                  (xiv) Title to Property. The Company and its Subsidiaries do not own any real property nor do they have any leases or subleases with respect to any real property (except for fourteen office properties leased by the Company and its Subsidiaries); the Company and its Subsidiaries have good and marketable title to the investments described in the Offering Memorandum, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (i) are described in the Final Offering Memorandum or (ii) do not, singly or in the aggregate, materially affect the value of any such investments; and neither the Company nor any of its Subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its Subsidiaries under any of such investments, or affecting or questioning the rights of the Company or any Subsidiary thereof to the continued possession of the investments.

                  (xv)  Environmental  Laws. Except as set forth in the Offering
         Memorandum, to the best of the Company's knowledge, except such matters as would not, singly or in the aggregate, result in a Material Adverse Effect, (i) none of the properties securing the Company's investments (the "Securing Properties") is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (ii) the Securing Properties have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements,
         (iii) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Securing Properties and
         (iv) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Securing Properties relating to Hazardous Materials or Environmental Laws.

                  (xvi) Absence of Further Requirements. No approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the CRA Preferred Shares or the consummation by the Company of the transactions as contemplated hereby, except such as have been already obtained and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the CRA Preferred Shares are being offered by the Placement Agent.

                  (xvii) Investment Company Act. The Company is not, and upon the issuance and sale of the CRA Preferred Shares as herein contemplated and the application of the net proceeds therefrom as described in the Final Offering Memorandum will not be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  (xviii) Capitalization. All of the issued and outstanding beneficial interests in the Company have been duly and validly authorized and issued and are fully paid and non-assessable interests in the assets of the Company, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or other similar right. The CRA Preferred Shares have been duly and validly authorized for issuance by the Company and, at the time of purchase will be duly and validly issued, fully paid and non-assessable interests in the assets of the Company, issued in compliance with all federal and state securities laws and will not be issued in violation of any preemptive right, resale right, right of first refusal or other similar right.

                  (xix) Preemptive and Similar Rights. No person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the 1933 Act, any beneficial interests in the Company upon the issue and sale of the CRA Preferred Shares through the Placement Agent hereunder, nor does any person have preemptive rights, resale rights, rights of first refusal or other similar rights to purchase any of the CRA Preferred Shares other than those rights that have been expressly waived, fully and unconditionally, prior to the date hereof; provided that, (i) the Company has previously issued 7,690,691 Series A Convertible Community Reinvestment Act Preferred Shares (of which 5,553,734 remain outstanding) and 2,590,000
         Convertible Community Reinvestment Act Preferred Shares (of which 998,336 remain outstanding), that are collectively convertible into 6,503,609 common shares of beneficial interest, no par value (the "Common Shares") of the Company; (ii) Charter Mac Capital Company LLC has issued 16,164,905 special common units (of which 15,044,217 remain outstanding) that are convertible into 15,044,217 Common Shares on a one-for-one basis; and (iii) CM Investor LLC has issued 353,273 special membership units (all of which remain outstanding) that are convertible into 353,273 Common Shares on a one-for-one basis; provided, further that, the Company may issue Common Shares upon the exercise of outstanding options described in the Final Offering Memorandum.

                  (xx) Authorization of the CRA Preferred Shares and the Underlying Securities. The CRA Preferred Shares have been duly authorized for issuance by the Company and, when issued and delivered to investors against payment therefor as provided hereunder, will be duly and validly issued, fully paid and non-assessable interests in the assets of the Company, issued in compliance with all federal and state securities laws and will not be subject to any preemptive right, resale right, right of first refusal or other similar rights of any security holder of the Company. The issuance of the CRA Preferred Shares and sale thereof to investors will not violate any preemptive right, resale right, right of first refusal or other similar rights of any security holder of the Company. Upon conversion of the CRA Preferred Shares into Common Shares of the Company (the "Underlying Securities"), such CRA Preferred Shares shall be deemed automatically cancelled and shall cease to be issued or outstanding. The Underlying Securities issuable upon conversion have been duly authorized and, when issued upon such conversion and delivered against surrender of the CRA Preferred Shares, will be validly issued, fully paid and nonassessable and will not be subject to any preemptive right, resale right, right of first refusal or other similar rights of any security holder of the Company.

                  (xxi) Authorization of the Trust Agreement. The Company's Trust Agreement, has been duly authorized, executed and delivered by the Company and constitutes a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally or by general principles of equity.

                  (xxii) Description of Trust Agreement, Securities and Certificates. The Trust Agreement conforms, and the beneficial interests in the Company, including, upon issuance, the CRA Preferred Shares and the Underlying Securities, will conform, in all material respects to the descriptions thereof contained in the Offering Memorandum; the certificates for the CRA Preferred Shares are in due and proper form.

                  (xxiii) Limitation of Personal Liability. The holders of the CRA Preferred Shares will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, that pursuant to the terms of the Subscription Agreement, each investor in CRA Preferred Shares will indemnify the Company and the Placement Agent against any liability resulting from any inaccuracy in or breach of any such investor's representations and warranties contained in such investor's Subscription Agreement; and provided, further, however, it being understood that a holder of CRA Preferred Shares may be obligated to make certain payments provided for in the Trust Agreement and described in the Final Offering Memorandum.

                  (xxiv) Qualified Investment. The Company reasonably believes that, based on the legal opinion of Goulston & Storrs, P.C. and prior interpretive rulings issued by the Office of the Comptroller of the Currency, the Office of Thrift Supervision, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System (collectively, the "CRA Federal Agencies"), assuming a banking institution has legal authority to make the investment, it is more likely than not that (i) a banking institution's investment in the CRA Preferred Shares will receive positive consideration under the
         Community Reinvestment Act of 1977, as amended (the "CRA"), and as affected by the Gramm-Leach-Bliley Act, enacted on November 12, 1999, as a "qualified investment", and (ii) the Company's methodology of initial allocation of CRA credits will be acceptable to the CRA Federal Agencies.

                  (xxv) Similar Offerings. None of the Company, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an "Affiliate"), or any person acting on its or any of their behalf, has, directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, or will solicit any offer to buy, sell or offer to sell or otherwise negotiate in respect of, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the CRA Preferred Shares in a manner that would require the CRA Preferred Shares to be registered under the 1933 Act.

                  (xxvi) No General Solicitation. None of the Company, its Affiliates or any person acting on its or any of their behalf (other than the Placement Agent, as to whom the Company makes no representation) has engaged or will engage, in connection with the offering of the CRA Preferred Shares, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

                  (xxvii) No Registration Required. Subject to compliance by the Placement Agent with the representations and warranties set forth in
         Section 2(c) hereof, it is not necessary in connection with the offer, sale and delivery of the CRA Preferred Shares to the investors in the manner contemplated by this Agreement and the Offering Memorandum to register the CRA Preferred Shares under the 1933 Act.

                  (xxviii) Partnership Status. The Company has been and is properly treated as a partnership, and not as a publicly traded partnership taxable as a corporation or as an association taxable as a corporation for federal income tax purposes, and the holders of the CRA Preferred Shares will be treated as partners for U.S. federal income tax purposes.

                  (xxix) Maintenance of Controls and Procedures. The Company has established and maintains "disclosure controls and procedures" (as such term is defined in Rules 13a-15 and 15d-15 under the 1934 Act) that (A) are designed to ensure that material information relating to the Company, including its Subsidiaries, is made known to the Company's Chief Executive Officer and its Chief Financial Officer by others within those entities, particularly during the periods in which the filings made by the Company with the Commission which it may make under
         Section 13(a), 13(c), 14 or 15(d) of the 1934 Act are being prepared and (B) have been evaluated for effectiveness as of the end of the Company's most recent quarterly report on Form 10-Q filed with the Commission. The Company's accountants and the audit committee of the board of trustees of the Company have been advised of (x) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data and (y) any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal controls. Any material weaknesses in internal controls have been identified for the Company's accountants. Since the date of the most recent evaluation of such disclosure controls and procedures, the Company has taken steps with regards to significant deficiencies and material weaknesses, including
         (i) steps to remediate errors in tax accounting, (ii) strengthening the Company's due diligence procedures relating to acquisitions and (iii) strengthening the Company's analytical procedures relating to the preparation and review of consolidation eliminations.

         (b) Officer's Certificates. Any certificate signed by any officer of the Company or any of its Subsidiaries delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed a representation and warranty by the Company to the Placement Agent as to the matters covered thereby.

         (c) Representations and Warranties of the Placement Agent. The Placement Agent represents and warrants to the Company as of the date hereof, as of the date of each acceptance by the Company of an offer for the purchase of CRA Preferred Shares and as of the Closing Time (as defined herein), and agrees with the Company, as follows:

                  (i) Solicitation of Accredited Investors. The Placement Agent will make offers to sell the CRA Preferred Shares to, or solicit offers to buy the CRA Preferred Shares from, or otherwise negotiate in respect thereof with, only persons who (i) the

         Placement Agent reasonably believes are "accredited investors" (as defined in Regulation D of the 1933 Act).

                  (ii) Solicitation Materials Furnished or Approved by the Company. In offering the CRA Preferred Shares for sale, the Placement Agent will not offer any CRA Preferred Shares for sale, or solicit any offers to buy any CRA Preferred Shares, or otherwise negotiate with any person in respect of CRA Preferred Shares, on the basis of any communications or documents relating to the CRA Preferred Shares or any investment therein, other than Subscription Agreement, the Offering Memorandum and information otherwise furnished to the Placement Agent by or on behalf of the Company, or any other document that, prior to such use, has been specifically approved for such use by the Company and counsel for the Company.

                  (iii) Placement Agent's Registration and Licenses. The Placement Agent is registered or licensed to do business as a broker-dealer in each jurisdiction in which it will offer CRA Preferred Shares.

                  (iv)   Authorization,   Execution   and   Delivery  of  Agency
         Agreement. This Agency Agreement has been duly and validly authorized, executed and delivered by the Placement Agent.

                  (v) Accuracy of  Subscription  Agreement.  The Placement Agent
         shall not forward any Subscription Agreement to the Company for acceptance if the Placement Agent has reason to believe that any information contained in or any representation and warranty made in such Subscription Agreement by the prospective investor submitting such Subscription Agreement is inaccurate or untrue in a material respect, and the Placement Agent shall cooperate with the Company in soliciting from the prospective investor such information as the Company reasonably requests to verify the representations and warranties contained in such Subscription Agreement.

         SECTION 3. Sale and Delivery of CRA Preferred Shares; Closing.

         (a) Closing Time. If the Company determines to accept an offer to purchase CRA Preferred Shares from a prospective investor, whose offer to purchase CRA Preferred Shares has been solicited by the Placement Agent, the Company shall notify the Placement Agent of such determination and set the date on which the CRA Preferred Share's distribution rate shall be determined (the "Pricing"), in which event, the Company and the Placement Agent shall arrange for a closing to be held at the office of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019, or at such other place as shall be agreed upon by the Placement Agent and the Company, at 9:00 a.m. on July 28, 2005, or at such other time and date as may be agreed upon by the Company and the Placement Agent, but in no event later than August 1, 2005 (the "Closing Time"). Offers to purchase CRA Preferred Shares shall be deemed to have been accepted by the Company only upon issuance of CRA Preferred Shares pursuant to
Section 3(c) hereof at the Closing Time.

         (b) Denominations; Registration. Certificates for the CRA Preferred Shares shall be in such denominations and registered in such names as the Placement Agent may request on behalf of each investor in writing at least two full business days before the Closing Time. The certificates representing the CRA Preferred Shares shall be made available for examination and packaging by the Placement Agent in the City of New York not later than 10:00 A.M. on the last business day prior to the Closing Time.

         (c) Payment and Delivery. At the Closing Time, the Company shall issue CRA Preferred Shares to each investor against payment to the Company either (i) by release of immediately available funds previously escrowed by the investor with Bank of America, N.A. or (ii) at the election of the Company, by wire transfer in immediately available funds by the investor, in either case, of the purchase price per CRA Preferred Share set forth in the Final Offering Memorandum to be purchased by such investor. At the Closing Time, the Company, as compensation for the Placement Agent's services, will pay or cause to have paid to the Placement Agent, a placement agent's commission of $1.50 per CRA Preferred Share as specified in Schedule A hereto.

         SECTION 4. Covenants of the Company. The Company covenants and agrees with the Placement Agent as follows:

         (a) Offering Memorandum. The Company, as promptly as possible, will furnish to the Placement Agent, without charge, such number of copies of the Preliminary Offering Memorandum, the Final Offering Memorandum and any amendments and supplements thereto and documents incorporated by reference therein as the Placement Agent may reasonably request.

         (b) Notice of Certain Events. The Company will advise the Placement Agent promptly and will confirm such advice in writing (if requested by the Placement Agent), of (x) any filing made by the Company of information relating to the offering of the CRA Preferred Shares with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the CRA Preferred Share by the Placement Agent, any Material Adverse Effect which (i) makes any statement in the Offering Memorandum false or misleading or (ii) is not disclosed in the Offering Memorandum. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of any of the Company, its counsel, the Placement Agent or counsel for the Placement Agent, to amend or supplement the Offering Memorandum in order that the Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances then existing, the Company will forthwith amend or supplement the Offering Memorandum by preparing and furnishing promptly, at the Company's expense, to the Placement Agent an amendment or amendments of, or a supplement or supplements to, the Offering Memorandum (in form and substance reasonably satisfactory to the Placement Agent) so that, as so amended or supplemented, the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time it is delivered to an investor, not misleading.

         (c) Amendment to Offering Memorandum and Supplements. The Company will advise the Placement Agent promptly of any proposal to amend or supplement the Offering

Memorandum and will not effect such amendment or supplement without the consent of the Placement Agent. Neither the consent of the Placement Agent nor the Placement Agent's delivery of any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

         (d) Delivery of Interim Financial Statements. The Company will, to the extent unavailable on open-access public filing retrieval systems, furnish to the Placement Agent as early as practicable prior to the Closing Time, but not later than two New York business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and its subsidiaries which have been read by the Company's independent certified public accountants.

         (e) Use of Proceeds. The Company will apply the net proceeds from the sale of the CRA Preferred Shares in the manner set forth in the Offering Memorandum under "Use of Proceeds".

         (f) Qualification of CRA Preferred Shares for Offer and Sale. The Company will furnish such information as may be required and otherwise cooperate with the Placement Agent in taking any required actions to qualify, on the Company's behalf, the CRA Preferred Shares for offering and sale under the securities or blue sky laws of such states as the Placement Agent may designate (other than actions required to qualify the Placement Agent to offer the CRA Preferred Shares in such states) and to maintain such qualifications in effect so long as required for the distribution of the CRA Preferred Shares; provided that, the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the CRA Preferred Shares); and to promptly advise the Placement Agent of the receipt by the Company of any notification with respect to the suspension of the qualification of the CRA Preferred Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

         (g) Delivery of Reports and Information. Upon request and to the extent unavailable on open-access public filing retrieval systems, the Company will furnish to the Placement Agent for a period of five years from the date of this Agreement (i) copies of any reports or other communications which the Company shall send to holders of the CRA Preferred Shares and copies of any reports or other communications which the Company shall send to its common shareholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed, and (iv) such other information as the Placement Agent may reasonably request regarding the Company or its Subsidiaries, in each case as soon as such communication, document or information becomes available.

         (h) Delivery of Annual Report. The Company will furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and of cash flow of the Company for such fiscal year), accompanied by a copy of the certificate or report thereon of a nationally recognized independent certified public accountant.

         (i) Prohibition on Stabilization. The Company will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the Common Shares to facilitate the sale or resale of the CRA Preferred Shares.

         (j) Partnership Taxation. The Company will use its best efforts to continue to operate its business so as to properly be treated as a partnership, and not as a publicly traded partnership taxable as a corporation or as an association taxable as a corporation, for federal income tax purposes and at least 90% of its gross income each taxable year will be qualifying income for purposes of Section 7704(c) of the Internal Revenue Code of 1986, as amended (i.e., less than 10% of its gross income will be derived from a financial business, an insurance business, or acting as a dealer), throughout the life of the Company.

         (k) Reservation of Underlying Securities. The Company will reserve and keep available at all times, free of preemptive rights, resale rights, rights of first refusal or other similar rights, a sufficient number of Underlying
Securities  to satisfy its  obligations  upon  conversion  of the CRA  Preferred
Shares.

         (l) Maintenance of Common Shares Listing. The Company will use its best efforts to maintain the listing of all of the Common Shares on the American Stock Exchange or such other national securities exchange or national quotation system as authorized by the board of trustees.

         SECTION 5. Payment of Expenses.

         (a) Expenses. The Company will pay all costs, expenses, fees and taxes (other than transfer taxes and fees and disbursements of counsel for the Placement Agent except as set forth under Section 5(b) hereof and governmental filing fees in (v) below) incident to the performance of its obligations under this Agreement, including (i) the preparation, printing, delivery to the Placement Agent and any filing of the Offering Memorandum (including financial statements and any schedules or exhibits and any document incorporated therein by reference) and of each amendment or supplement thereto, (ii) the printing and delivery to the Placement Agent of this Agreement, and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the CRA Preferred Shares, (iii) the preparation, issuance and delivery of the certificates for the CRA Preferred Shares to the investors in CRA Preferred Shares, including any stamp or other duties payable upon the sale, issuance and delivery of the CRA Preferred Shares to the investors, as well as the Underlying Securities, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors and (v) the qualification of the CRA Preferred Shares under securities laws in accordance with the provisions of
Section 4(f) hereof.

         (b) Termination of Agreement. If this Agreement is terminated by the Placement Agent in accordance with the provisions of Section 6(j) hereof, the Company shall reimburse the Placement Agent for all of its out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Placement Agent.

         SECTION 6. Conditions of Placement Agent's Obligations. On the date hereof and at the Closing Time the obligations of the Placement Agent hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 2 hereof or in certificates of any managing trustee or officer of the Company or any of its Subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

         (a) Opinion of Paul, Hastings, Janofsky & Walker LLP. At the Closing Time the Placement Agent shall have received the favorable opinion, dated as of the Closing Time, of Paul, Hastings, Janofsky & Walker LLP, in form and substance reasonably satisfactory to counsel for the Placement Agent, to the effect set forth in Exhibit A hereto.

         (b) Opinion of Goulston & Storrs, P.C. At the Closing Time the Placement Agent shall have received the favorable opinion, dated as of the Closing Time, of Goulston & Storrs, P.C., in form and substance reasonably satisfactory to counsel for the Placement Agent, to the effect set forth in Exhibit B hereto.

         (c) Opinion of Greenberg Traurig, LLP. At the Closing Time the Placement Agent shall have received the favorable opinion, dated as of the Closing Time, of Greenberg Traurig, LLP, in form and substance reasonably satisfactory to counsel for the Placement Agent, to the effect set forth in Exhibit C hereto.

         (d) Opinion of Richards, Layton & Finger, P.A. At the Closing Time the Placement Agent shall have received the favorable opinion, dated as of the Closing Time, of Richards, Layton & Finger, P.A., in form and substance reasonably satisfactory to counsel for the Placement Agent, to the effect set forth in Exhibit D hereto.

         (e) Opinion of Counsel for Placement Agent. At the Closing Time the Placement Agent shall have received the favorable opinion, dated as of the Closing Time, of Sidley Austin Brown & Wood LLP, counsel for the Placement Agent, in form and substance reasonably satisfactory to the Placement Agent. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel reasonably satisfactory to the Placement Agent. Such counsel may also state that, insofar as such opinion involves factual matters, it has relied, to the extent they deem proper, upon certificates of officers of the Company and its Subsidiaries and certificates of public officials.

         (f) Officers' Certificate. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Offering Memorandum, any Material Adverse Effect with respect to the Company and its Subsidiaries considered as one enterprise and no transaction which is material and adverse to the Company shall have been entered into by the Company or any of its Subsidiaries, and the Placement Agent shall have received a certificate of a managing trustee and the chief financial officer of the Company, dated as of the Closing Time, to the effect that (i) there has been no Material Adverse Effect and no transaction which is material and adverse to the Company has been entered into by the Company or any of its Subsidiaries, (ii) the representations and warranties in Section 2(a) hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

         (g) Accountants' Comfort Letter. The Placement Agent shall have received from Deloitte & Touche LLP a letter dated as of the date of the Final Offering Memorandum, in form and substance satisfactory to the Placement Agent, containing statements and information of the type ordinarily included in accountants' "comfort letters" to an underwriter with respect to the financial statements and certain financial information contained in the Offering Memorandum.

         (h) Bring-down Comfort Letter. At the Closing Time, the Placement Agent shall have received from Deloitte & Touche LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section 6, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

         (i) Additional Documents. At the Closing Time, counsel for the Placement Agent shall have been furnished with such documents, certificates and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of the CRA Preferred Shares as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained. Furthermore, at the Closing Time, counsel for the Placement Agent shall have been furnished with such documents, certificates and opinions as such counsel may reasonably require for the purpose of enabling such counsel to render a disclosure letter in respect of the Final Offering Memorandum; and all proceedings taken by the Company in connection with the issuance and sale of the CRA Preferred Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Placement Agent and counsel for the Placement Agent.

         (j)  Termination  of  Agreement.  If any  condition  specified  in this
Section 6 shall not have been fulfilled when and as required to be fulfilled through no fault of the Placement Agent, this Agreement may be terminated by the Placement Agent by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 5 hereof and except that Sections 7 and 8 hereof shall survive any such termination and remain in full force and effect.

         SECTION 7. Indemnification and Contribution.

         (a) Indemnification of the Placement Agent. The Company agrees to indemnify, defend and hold harmless the Placement Agent, its directors and officers, and any person who controls the Placement Agent within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Placement Agent or any such person may incur under the 1933 Act, the 1934 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in any Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto) or necessary to make the statements made therein not misleading, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in any such Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto) or necessary to make such information not misleading.

         If any action, suit or proceeding (together, a "Proceeding") is brought against the Placement Agent or any such person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, the Placement Agent or such person shall promptly notify the Company in writing of the institution of such Proceeding and the Company shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company shall not relieve the Company from any liability which the Company may have to the Placement Agent or any such person or otherwise. The Placement Agent or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Placement Agent or of such person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or the Company shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company shall not be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless the Placement Agent and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

         (b) Indemnification of the Company. The Placement Agent agrees to indemnify, defend and hold harmless the Company and any person who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the 1933 Act, the 1934 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of the Placement Agent to the Company expressly for use with reference to the Placement Agent in the Offering Memorandum, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in the Offering Memorandum or necessary to make such information not misleading.

         If any Proceeding is brought against the Company or any such person in respect of which indemnity may be sought against the Placement Agent pursuant to the foregoing paragraph, the Company or such person shall promptly notify the Placement Agent in writing of the institution of such Proceeding and the Placement Agent shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Placement Agent shall not relieve the Placement Agent from any liability which the Placement Agent may have to the Company or any such person or otherwise. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or of such person unless the employment of such counsel shall have been authorized in writing by the Placement Agent in connection with the defense of such Proceeding or the Placement Agent shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to the Placement Agent (in which case the Placement Agent shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Placement Agent and paid as incurred (it being understood, however, that the Placement Agent shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Placement Agent shall not be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Placement Agent, the Placement Agent agrees to indemnify and hold harmless the Company and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

         (c) Contribution. If the indemnification provided for in this Section 7 is unavailable to an indemnified party under subsections (a) and (b) of this
Section 7 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other hand from the offering of the CRA Preferred Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of the Placement Agent's commissions but before deducting expenses) received by the Company and the total placement commission received by the Placement Agent, bear to the aggregate offering price of the CRA Preferred Shares. The relative fault of the Company on the one hand and of the Placement Agent on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Placement Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

         The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this subsection (c) above. Notwithstanding the provisions of this Section 7, the Placement Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the CRA Preferred Shares distributed to investors were offered to investors exceeds the amount of any damages which the Placement Agent has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         The indemnity and contribution agreements contained in this Section 7 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Placement Agent, its directors or officers or any person (including each director or officer of such person) who controls the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, or by or on behalf of the Company or any person who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and shall survive any termination of this Agreement or the issuance and delivery of the CRA Preferred Shares. The Company and the Placement Agent agree to promptly notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company's officers or trustees in connection with the issuance and sale of the CRA Preferred Shares or in connection with the Offering Memorandum.

         SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its Subsidiaries submitted pursuant hereto shall survive delivery of the CRA Preferred Shares to the investors.

         SECTION 9. Termination of Agreement.

         (a) Termination; General. This Agreement may be terminated for any reason, at any time by either the Company or the Placement Agent upon the giving of prior written notice of such termination to the other party hereto.

         (b)  Liabilities.  If this  Agreement  is  terminated  pursuant to this
Section 9, such termination shall be without liability of any party to any other party except that (i) the Placement Agent shall be entitled to any commissions earned in accordance with Section 3(c) hereof (but only if the Placement Agent has otherwise fulfilled all of its obligations pursuant to this Agreement and the failure to earn such commission was due to a default by the Company to issue CRA Preferred Shares against payment therefor in accordance with the terms of this Agreement) and (ii) the provisions of Section 5 hereof, the indemnity and contribution agreements set forth in Section 7 hereof, and the provisions of Sections 8, 11 and 12 hereof shall remain in effect.

         SECTION 10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Placement Agent shall be directed to the Placement Agent at: Meridian Investments, Inc., 1266 Furnace Brook Parkway, 4th Floor, Quincy, Massachusetts 02169, attention Neil B0; and notices to the Company shall be directed to it at: CharterMac, 625 Madison Avenue, New York, New York 10022, attention of the President.

         SECTION 11. Parties. This Agreement shall inure to the benefit of and be binding upon the Placement Agent and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Placement Agent and the Company and their respective successors and other parties entitled to indemnification under Sections 7(a) and 7(b) hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Placement Agent and the Company and their respective successors, and said parties entitled to indemnification under Sections 7(a) and 7(b) hereof and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No investor in the CRA Preferred Shares through the Placement Agent shall be deemed to be a successor by reason merely of such purchase.

         SECTION 12. GOVERNING LAW AND TIME. THIS AGREEMENT AND ANY CLAIM, COUNTERCLAIM OR DISPUTE OF ANY KIND OR NATURE WHATSOEVER ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT ("CLAIM"), DIRECTLY OR INDIRECTLY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

         SECTION 13. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the parties hereto consent to the jurisdiction of such courts and personal service with respect thereto. The parties hereto consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against you or any indemnified party. You and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its common shareholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The parties hereto agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the parties and may be enforced in any other courts in the jurisdiction of which the parties is or may be subject, by suit upon such judgment.

         SECTION 14. Successors and Assigns. This Agreement shall be binding upon the Placement Agent and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company's and any of the Placement Agent's respective businesses and/or assets.

         SECTION 15. Effect of Headings. The Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.



                            [SIGNATURE PAGE FOLLOWS]

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Placement Agent and the Company in accordance with its terms.

                                              Very truly yours,

                                              CHARTERMAC



                                              By:
                                                 ------------------------------
                                                     Name:
                                                     Title:



CONFIRMED AND ACCEPTED,
as of the date first above written:

MERIDIAN INVESTMENTS, INC.


By: _______________________________
     Name:    Neil S. B0
     Title:   President

                                   SCHEDULE A


                                   CharterMac


                                   [*] Shares


        4.40% Cumulative Perpetual Convertible Community Reinvestment Act
                          Preferred Shares, Series A-1


         1. The distribution rate of the CRA Preferred Shares will be set at the close of business on the date that is six business days prior to the Closing Date and will equal the yield on 10-year AAA rated tax-exempt municipal general obligation bonds as reported by Municipal Market Data, plus 0.80%.

         2. The Placement Agent's commission shall equal $1.50 per CRA Preferred Share.

         3. On or after July 28, 2008, the CRA Preferred Shares will be convertible into Underlying Securities at the option of the holders thereof at any time at an initial conversion rate of 1.807664 common shares for each CRA Preferred Share, which is equivalent to an initial conversion price of $27.66 per common share. The conversion rate and price will be subject to adjustment as described in the Final Offering Memorandum under "Our CRA Preferred Shares--Conversion Price Adjustments".



                                    Sch. A-1

                                                                       Exhibit A

                               FORM OF OPINION OF
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 6(a)

(i) All of the issued and outstanding beneficial interests in the Company, including the CRA Preferred Shares, have been issued in compliance with all United States Federal securities laws, and to our knowledge, the CRA Preferred Shares are free of contractual preemptive rights, resale rights, rights of first refusal and similar rights.

(ii) Based solely on a review of the Foreign Good Standing Certificates, we confirm that the Company and the Subsidiaries listed on Exhibit A hereto are in good standing as a foreign statutory trust, corporation or limited liability company, as applicable, to transact business as a foreign entity and are in good standing in each jurisdiction identified on Exhibit A hereto, as of the respective dates of the Foreign Good Standing Certificates.

(iii) No person has the right, pursuant to the terms of any contract, agreement or other instrument described in the Final Offering Memorandum or filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2004 (the "Annual Report") (except for the Trust Agreement and Bylaws as to which we express no opinion), to cause the Company to issue to it, or register pursuant to the Securities Act of 1933, as amended (the "1933 Act"), any beneficial interests in the Company upon the issue and sale of the CRA Preferred Shares to purchasers solicited by the Placement Agent pursuant to the Agency Agreement; provided that, (i) the Company has previously issued 7,690,691 Series A Convertible Community Reinvestment Act Preferred Shares (of which 5,553,734 remain outstanding) and 2,590,000
         Convertible Community Reinvestment Act Preferred Shares (of which 998,336 remain outstanding), that are collectively convertible into 6,503,609 common shares of beneficial interest, no par value (the "Common Shares") of the Company; (ii) Charter Mac Capital Company LLC has issued 16,164,905 special common units (of which 15,044,217 remain outstanding) that are convertible into 15,044,217 Common Shares on a one-for-one basis; and (iii) CM Investor LLC has issued 353,273 special membership units (all of which remain outstanding) that are convertible into 353,273 Common Shares on a one-for-one basis; provided, further that, the Company may issue Common Shares upon the exercise of outstanding options described in the Final Offering Memorandum.

(iv) The Agency Agreement has been duly executed and delivered by the Company.

(v) The statements set forth in the Final Offering Memorandum under the caption "Summary-The Offering", "Our Company- General", "Our Company-Our Outstanding Equity", "Our Company-Our Trust Agreement and Bylaws", "Our CRA Preferred Shares" and "Our Common Shares", insofar as they purport to constitute summaries of legal matters, agreements, documents or proceedings referred to therein, fairly summarize the legal matters, agreements, documents or proceedings described therein in all material respects.



                                  Exhibit A-1

(vi) No consent, approval, authorization or order of or filing with any United States Federal or State of New York governmental authority or to our knowledge, any State of New York or United States Federal court is required for the Company's execution and delivery of the Agency Agreement and the issuance of the CRA Preferred Shares, other than (a) those that have already been obtained, and (b) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the CRA Preferred Shares are being offered by the Placement Agent, as to which we express no opinion.

(vii) To our knowledge, there are no actions, suits, claims, investigations or proceedings pending or threatened to which the Company or any of the Subsidiaries is or would be a party or to which any of their respective properties is or would be subject at law or in equity, before or by any United States Federal, state, local or regulatory commission, board, body, authority or agency, which are required to be described in the Final Offering Memorandum but are not so described.

(viii) To our knowledge, there are no contracts, licenses, agreements, leases or documents or legal or governmental proceedings of a character which are required to be summarized or described in the Final Offering Memorandum (assuming for the purposes of this opinion paragraph 8 that the Final Offering Memorandum was a Registration Statement on Form S-11) or filed as an exhibit to the Annual Report which are not so summarized, described or filed as applicable.

(ix) The Annual Report at the time it was filed with the Securities and Exchange Commission (the "Commission") (other than the financial statements, notes and schedules thereto and other information of a financial or accounting nature included or incorporated by reference therein, as to which we express no opinion) appear on its face to comply as to form in all material respects with the applicable rules and requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(x) The documents included and incorporated by reference in the Final Offering Memorandum (other than the financial statements, notes and schedules thereto and other information of a financial or accounting nature included or incorporated by reference therein, as to which we express no opinion) when they were filed with the Commission appears on their face to comply as to form in all material respects with the applicable rules and requirements of the Exchange Act.

(xi) The execution and delivery of the Agency Agreement by the Company and the issuance and delivery of the CRA Preferred Shares by the Company in accordance therewith do not (a) constitute a breach by the Company of, or constitute a default by the Company under, any of the agreements ( the "Material Agreements") described in the Final Offering Memorandum, or filed as an exhibit to the Annual Report (except for the Trust Agreement and Bylaws as to which we express no opinion) other than such breach or default by the Company as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;
         (b) cause the Company to violate any United States Federal or State of New York law, regulation or rule applicable to the Company; or (c) cause the Company to violate any decree, judgment or order of any United States Federal or State of New York court or governmental instrumentality to which the Company or the Subsidiaries are a named party and which is known to us.


                                  Exhibit A-2

(xii) The Company has been since its creation in October 1997 and is properly treated as a partnership for United States Federal income tax purposes. We have reviewed the information set forth in the Annual Report under "Risk Factors--Risks related to application of tax laws" and the information set forth in the Final Offering memorandum under
         "Summary--Our Company--Tax Matters", "Summary--The Offering--Tax Matters", "Our Company--Tax Matters", "Our Company--Tax-exempt Financing" "Our CRA Preferred Shares--Tax Matters", and "Federal Income Tax Considerations", to the extent such information constitutes matters of law, summaries of legal matters, the Trust Agreement, legal proceedings, or legal conclusions (excluding in each case, financial data), and found such information to be correct in all material respects and the opinions expressed in the Final Offering Memorandum are confirmed subject to the assumptions, qualification, limitations, representation and covenants described therein and set forth herein.

(xiii) It is not necessary in connection with the sale of the CRA Preferred Shares by the Company to the investors in the manner contemplated by the Agency Agreement to register the CRA Preferred Shares or the Underlying Securities under the 1933 Act.

(xiv) The Company is not, and solely as a result of the consummation of the transactions contemplated by the Final Offering Memorandum and the Agency Agreement, will not become, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the 1940 Act.

         In connection with the preparation of the Final Offering Memorandum, we have participated in conferences with trustees, officers and other representatives of the Company, representatives of Deloitte & Touche, LLP and representatives of the Placement Agent and counsel for the Placement Agent at which the contents of the Final Offering Memorandum were discussed and, although we have not independently verified and are not passing upon and do not assume responsibility, explicitly or implicitly, for the accuracy, completeness or fairness of the statements contained in the Final Offering Memorandum (except as to the extent stated, but only to the extent expressly stated, in paragraphs 5 and 12 set forth above), on the basis of the foregoing, relying as to materiality to a certain extent on the representations to the extent we deemed appropriate of officers and other representatives of the Company and the Subsidiaries, no fact has come to our attention which leads us to believe that the Final Offering Memorandum, at the date of such Final Offering Memorandum or at the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no view with respect to the financial statements, notes and schedules thereto and other information of a financial or accounting nature included in the Final Offering Memorandum).


                                  Exhibit A-3

                                                                       Exhibit B

                               FORM OF OPINION OF
                             GOULSTON & STORRS, P.C.
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 6(b)



         The statements in the Final Offering Memorandum under the captions "Summary--Our Company--Investing in Our CRA Preferred Shares", "Summary--The Offering--CRA Credits", "Summary--The Offering--Allocation of CRA Credits", "Summary--Community Reinvestment Act", "Risk Factors--Replacement or reallocation of CRA Credits may not be recognized by the CRA Federal Agencies", "Our CRA Preferred Shares--CRA Shareholders' Rights with Respect to CRA Credit Allocations", "Our CRA Preferred Shares--Allocations with Respect to this CRA Preferred Share Offering", and "Community Reinvestment Act" (excluding in each case any financial data), to the extent such statements constitute matters of law, summaries of legal matters, legal proceedings, or legal conclusions, are correct in all material respects.


                                  Exhibit B-1

                                                                       Exhibit C

                               FORM OF OPINION OF
                             GREENBERG TRAURIG, LLP
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 6(c)



         The discussion set forth in the Company's Annual Report filed with the Commission on Form 10-K for the year ended December 31, 2004, under the heading "Risk Factors--5. Risks related to application of tax laws--The taxability of our income depends upon the application of tax laws that could be challenged", to the extent it pertains to matters of law or legal conclusions with respect thereto is accurate in all material respects, as of the date hereof, under the Internal Revenue Code of 1986, as amended, the regulation thereunder, published administrative rulings and judicial decisions published on or prior to the date of this opinion. Nothing has come to our attention since the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2004, or is set forth in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, that would lead us to believe that the above referenced risk factor, to the extent it pertains to matters of law or legal conclusions, contains an untrue or incorrect statement of law or legal conclusion.


                                  Exhibit C-1

                                                                       Exhibit D

                               FORM OF OPINION OF
                         RICHARDS, LAYTON & FINGER, P.A.
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 6(d)

                  (i) The Company has been duly created and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, and under its trust agreement, as amended (the "Trust Agreement"), resolutions of the board of trustees of the Company and the Delaware Statutory Trust Act (the "Trust Act"), has full trust power and authority to own, lease and operate its properties and to conduct its business as described in the Final Offering Memorandum and to enter into and perform its obligations under, and contemplated by, the Agency Agreement.

                  (ii) The common shares in the Company issued prior to the date hereof have been duly authorized for issuance by the Trust Agreement and resolutions of the board of trustees of the Company (the "Common Share Resolutions"), and are validly issued, fully paid and, subject to the qualifications set forth in this paragraph (ii), nonassesable undivided beneficial interests in the assets of the Company. The certificates for the CRA Preferred Shares being issued on the date of the opinion are in due and proper form and comply with any statutory requirements under the Trust Act, and the Trust Agreement and bylaws of the Company (the "Bylaws"). Each holder of such common shares in the Company, in its capacity as a beneficial owner of the Company, is entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that a holder of such common shares in the Company may be obligated to make certain payments provided for in the Trust Agreement. Under the Trust Agreement, the Common Share Resolutions and the Trust Act, the issuance of such common shares in the Company was not subject to preemptive or other similar rights.

                  (iii) The CRA Preferred Shares have been duly authorized for issuance by the Trust Agreement and resolutions of the board of trustees of the Company relating to the CRA Preferred Shares (the "CRA Resolutions"), and, when issued and executed in accordance with the Trust Agreement, the Bylaws and the CRA Resolutions, and when delivered against payment therefor in accordance with the Agency Agreement will be fully paid and, subject to the qualifications set forth in this paragraph (iii), nonassessable undivided beneficial interests in the assets of the Company. Each holder of CRA Preferred Shares, in its capacity as a beneficial owner of the Company, will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that a holder of CRA Preferred Shares may be obligated to make certain payments provided for in the Trust Agreement. Under the Trust Agreement, the CRA Resolutions and the Trust Act, the issuance of the CRA Preferred Shares is not subject to preemptive or other similar rights.


                                  Exhibit D-1

                  (iv) The common shares of the Company issuable upon conversion of the CRA Preferred Shares (the "Underlying Securities") have been duly authorized by the Trust Agreement the CRA Resolutions and, when issued, executed, countersigned and registered upon such conversion in accordance with the Trust Agreement, the CRA Resolutions and the Bylaws, will be validly issued, fully paid and, subject to the qualifications set forth in this paragraph (iv), nonassessable undivided beneficial interests in the assets of the Company. Each holder of the Underlying Securities, in its capacity as a beneficial owner of the Company, will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that a holder of Underlying Securities may be obligated to make certain payments provided for in the Trust Agreement. Under the Trust Agreement, the CRA Resolutions and the Trust Act, the issuance of the Underlying Securities will not be subject to any preemptive or other similar rights. Under the Trust Agreement, the Company is authorized to issue 100,000,000 Shares (as defined in the Trust Agreement).

                  (v) Each of Charter MAC Equity Issuer Trust, CM Holding Trust, Charter MAC Origination Trust I, and Charter MAC Owner Trust I (the "Trust Subsidiaries") has been duly created and is validly existing in good standing as a statutory trust under the laws of the State of Delaware, and under its respective trust agreement and relevant resolutions, if any, and the Trust Act, has full power and authority to own, lease and operate its properties and to conduct its business as described in the Final Offering Memorandum.

                  (vi) All of the issued and outstanding equity interests of each Trust Subsidiary that are referenced in such opinion have been duly authorized for issuance by such Trust Subsidiary's relevant trust agreement and relevant resolutions, if any, and are validly issued, fully paid and, subject to the limited qualifications set forth in such opinion, nonassessable undivided beneficial interests in the assets of such Trust Subsidiary. Each holder of any such equity interests in a Trust Subsidiary, in its capacity as a beneficial owner of such Trust Subsidiary, will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that a holder of any such equity securities in a Trust Subsidiary may be obligated to make certain payments provided for in such Trust Subsidiary's trust agreement. Under each Trust Subsidiary's relevant trust agreement, bylaws and resolutions, if any, and the Trust Act, the issuance of any such equity interests in such Trust Subsidiary was not subject to any preemptive or other similar rights.

                  (vii) Under the Trust Agreement, the CRA Resolutions and the Trust Act, the Agency Agreement has been duly authorized by all requisite trust action on the part of the Company.

                  (viii) The Trust Agreement constitutes a valid, legal and binding agreement of the trustees of the Company, and is enforceable against the trustees of the Company, in accordance with its terms.


                                  Exhibit D-2

                  (ix) After due inquiry on [?], 2005, limited to, and solely to the extent disclosed thereupon, court dockets for active cases of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware, of the Superior Court of the State of Delaware in and for New Castle County, Delaware, and of the United States District Court sitting in the State of Delaware, we are not aware of any legal or governmental proceeding pending against the Company.

                  (x) The issuance, sale and delivery by the Company of the CRA Preferred Shares, the execution, delivery and performance of the Agency Agreement by the Company and the consummation of the transactions contemplated in the Agency Agreement and the Final Offering Memorandum (including the use of the proceeds from the sale of the CRA Preferred Shares as described in the Final Offering Memorandum under the caption "Use of Proceeds") and the compliance by the Company with its respective obligations under the Agency Agreement and the CRA Preferred Shares do not and will not, whether with or without the giving of notice or lapse of time or both, violate (a) the Trust Agreement or the Bylaws or (b) any applicable Delaware statute or regulation.

                  (xi) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Delaware court or Delaware governmental authority or Delaware agency is necessary or required (a) for the performance by the Company of its obligations under the Agency Agreement, (b) in connection with the offering, issuance or sale of the CRA Preferred Shares, or (c) for the consummation of the transactions contemplated by the Agency Agreement, except such as have been already obtained or as contemplated in the Final Offering Memorandum.

                  (xii) We have reviewed the statements made in the Final Offering Memorandum under the caption "Our Company" and, insofar as it contains statements of Delaware law, such statements are fairly presented.

In rendering such opinion, such counsel may rely, to the extent they deem proper, as to matters of fact (but not as to legal conclusions) on certificates of responsible officers or trustees of the Company or Trust Subsidiaries or of public officials.



                                  Exhibit D-3